EXHIBIT 99.1

                            Front Porch Digital Inc.
                                20000 Horizon Way
                         Mount Laurel, New Jersey 08054

                                                              November 14, 2002

Via EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Front Porch Digital Inc.
     Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002

Ladies and Gentlemen:

         Transmitted herewith are written statements pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

                                     Very truly yours,

                                     Front Porch Digital Inc.

                                     By:  /s/ DONALD MAGGI
                                          --------------------------
                                          Name: Donald Maggi
                                          Title: Chief Executive Officer